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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 1998





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

1-6154
Commission File Number)

74-1494554
(I.R.S. Employer Identification Number)

250 E. Carpenter Freeway, Irving, Texas          75062-2729
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code 972-652-4000
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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits relate to the Registrant's Registration No.333-39273 on Form S-3 with respect to which the Registrant commenced an offering on April 29, 1998 of $1,000,000,000 principal amount of Medium Term Senior Notes, Series J and Medium Term Subordinated Notes, Series A due
9 months or more from Date of Issue.

     1    -    Form of Agency Agreement
     4.1  -    Definitive Form of Senior Note, Series J
     4.2  -    Definitive Form of Subordinated Note, Series A

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES CORPORATION OF
                                     NORTH AMERICA



                                     By: /S/ Dianne Douglas
                                         -------------------------
                                         Dianne Douglas
                                         Senior Vice President


Date: May 4, 1998
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                             INDEX TO EXHIBITS



Exhibit
Number

1       -    Form of Agency Agreement
4.1     -    Definitive Form of Senior Note
4.2     -    Definitive Form of Subordinated Note